Exhibit 10.1

                       FIFTH AMENDMENT TO CREDIT AGREEMENT


                  This FIFTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of August 14, 2006 by and among All American Semiconductor, Inc., a Delaware corporation (the "Company"), Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent (the "Agent"), U.S. Bank National Association, as Co-Agent (the "Co-Agent"), and the lenders from time to time party thereto (the "Lenders").

                  WHEREAS, the Company, the Agent, the Co-Agent and the Lenders are parties to a certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005, as amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2006 and as amended by that certain Fourth Amendment to Credit Agreement dated as of May 22, 2006; and

                  WHEREAS, the Company has requested that the Agent and the Lenders agree to amend certain provisions of the Credit Agreement, as more particularly set forth herein;

                  NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

                  2. Amendments. Subject to prior satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

                  (a) A new definition of the term "Specified Event of Default" is hereby inserted into Section 5.1 (Definitions) of the Credit Agreement, in appropriate alphabetical order, as follows:

                  " 'Specified Event of Default' means an Event of Default under
         Section 9.1(b) caused by a breach of Section 8.22(e), (f) or (g)."

                  (b) Section 8.5(b) (Financial Reports) of the Credit Agreement is hereby amended by inserting the following at the end thereof:

         "provided, that for each of the months of August and September, 2006, the Borrower shall furnish such consolidated Receivables and accounts payable aging as soon as available, and in any event within 12 days after the last day of such calendar month;"

                  (c) Section 8.5(g) (Financial Reports) of the Credit Agreement is hereby amended by inserting the following at the end thereof:

         "provided, that on or before October 15, 2006, the Borrower shall provide the Administrative Agent and each Lender with an updated and revised consolidated business plan of the Designated Companies for the balance of the 2006 fiscal year, in the form described above and in form and substance reasonably satisfactory to the Administrative Agent;"

                  (d) Section 8.5 (Financial Reports) of the Credit Agreement is hereby further amended by (i) deleting the word "and" at the end of clause (k) thereof and (ii) inserting the following at the end of clause (l) thereof, before the period:

                  "; and

                  (m) on or before October 15, 2006, a written description of the Borrower's long term financial strategy for the Designated Companies, accompanied by financial models demonstrating how such strategy is to be achieved, including quantifiable metrics and assumptions, all in form and substance reasonably satisfactory to the Administrative Agent."

                  (e) The last sentence of Section 8.5 (Financial Reports) of the Credit Agreement is hereby amended and restated in its entirety, as follows:

         "The Administrative Agent agrees to promptly forward to each Lender any of the foregoing reports or notices received by the Administrative Agent under clauses (a), (e), (f), (h), (i), (j) and (m) above or any other reports or notices described above that are at any time requested by such Lender."

                  (f) Section 8.22(c) (Debt Service Coverage Ratio) of the Credit Agreement is hereby amended and restated in its entirety, as follows:

                  "(d)     Debt Service Coverage Ratio. The Debt Service
         Coverage Ratio shall not, on the last day of any calendar quarter in any period set forth below, for the 12 month period ending on such date, be less than the ratio set forth below opposite such period:

                            Period                              Ratio
                            ------                              -----

         June 30, 2006                                         no test

         September 30, 2006 and thereafter                   1.10 to 1.0"

                  (g) Section 8.22 (Financial Covenants) of the Credit Agreement is further amended by inserting new clauses (e), (f) and (g) thereto, as follows:

                  "(e)     Inventory Value. The aggregate book value of the
         Inventory of the Designated Companies as of September 30, 2006, as reflected in the consolidated Inventory stock status report with respect to such date to be delivered by the Borrower pursuant to
         Section 8.5(b), shall not be greater than $90,730,000.

                  (f) Aging of Receivables. The aggregate value of Receivables of the Designated Companies that remain unpaid past the normal due dates thereof (as offered by the Designated Companies in the ordinary course of business), as reflected in the consolidated Receivables agings for the months ended on such dates to be delivered by the Borrower pursuant to Section 8.5(b), on each date set forth below, shall not be greater than the amount set forth below opposite such date:

                     Date                               Amount
                     ----                               ------

         August 31, 2006                Amount at July 31, 2006, minus $750,000

         September 30, 2006            Amount at July 31, 2006, minus $1,500,000

                  (g) Excess Availability. On each Business Day during each period set forth below, other than on up to 7 individual Business Days during such period, Excess Availability for such day, as evidenced by the Administrative Agent's records and the Borrowing Base Certificates delivered pursuant to Section 8.5(a), shall be equal to or greater than the amount set forth below opposite such period:

                                 Period                                          Amount
                                 ------                                          ------
         August 15, 2006 through and including September 15, 2006              $2,000,000

         September 16, 2006 through and including October 15, 2006             $2,500,000

         October 16, 2006 through and including November 15, 2006              $3,000,000"

                  (h) A new Section 8.28 is hereby added to the Credit Agreement, as follows:

                  "Section 8.28     Consultant; Inventory Appraisal.

                  The Borrower agrees that upon the request of the Administrative Agent during the existence of a Specified Event of Default, the Borrower shall (a) within 30 days after such request, engage (and thereafter continue to retain) at the expense of the Borrower, a consultant reasonably satisfactory to the Administrative Agent, to assist the Borrower in developing and implementing recommended financial strategies for the Designated Companies, and the Borrower shall direct such consultant to provide written and oral information to the Administrative Agent and the Lenders regarding the status and substance of its efforts on a regular basis and (b) within 30 days after such request, obtain at the expense of the Borrower, a written appraisal of the Inventory of the Designated Companies, prepared by an appraiser reasonably satisfactory to the Administrative Agent, and based on assumptions and standards reasonably acceptable to the Administrative Agent. The rights provided to the Administrative Agent in this Section 8.28 shall be in addition to all other rights and remedies available to the Administrative Agent and the Lenders under the Loan Documents and applicable law in respect of any applicable Specified Event of Default."

                  3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

                  (a) The Company shall have executed and delivered this Amendment, together with executed copies of each Reaffirmation of Guaranty attached hereto;

                  (b) no Default or Event of Default shall have occurred and be continuing; and

                  (c) the Company shall have paid to the Agent, for the pro rata benefit of each Lender that has executed and delivered this Amendment to the Administrative Agent on or before 12 noon (Central time) on August 14, 2006, an amendment fee equal to .1% of the amount of the aggregate Revolving Credit Commitments of such executing Lenders.

                  4. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Company and that this Amendment has been duly executed and delivered by the Company, (b) each of the representations and warranties set forth in Section 6 of the Credit Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof and after giving effect to the terms hereof, and (c) no Default or Event of Default shall have occurred and be continuing immediately after giving effect to this Amendment.

                  5. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

                  6. Severability; Counterparts. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

                  7. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.



                                          ALL AMERICAN SEMICONDUCTOR, INC.,
                                            a Delaware corporation


                                          By: /s/ HOWARD L. FLANDERS
                                              ----------------------------------
                                          Name: Howard L. Flanders
                                          Title:EVP & CFO
                                          HARRIS N.A., SUCCESSOR BY MERGER TO
                                          HARRIS TRUST AND SAVINGS BANK, as
                                          Administrative Agent and as a Lender


                                          By: /s/ JEAN R. ELIE
                                              ----------------------------------
                                          Name:  Jean R. Elie
                                          Title:Vice President

                                          U.S. BANK NATIONAL ASSOCIATION, as Co-
                                          Agent and as a Lender


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          GMAC COMMERCIAL FINANCE LLC, as a
                                          Lender


                                          By: /s/ MALCOM FERGUSON
                                              ----------------------------------
                                          Name: Malcom Ferguson
                                          Title: Vice President

                                          PNC BANK, NATIONAL ASSOCIATION, as a
                                          Lender


                                          By: /s/ BRUCE METTEL
                                              ----------------------------------
                                          Name: Bruce Mettel
                                          Title:  Vice President


Signature Page to Fifth Amendment to Credit Agreement

                                          FIRST BANK BUSINESS CAPITAL, INC.
                                          f/k/a FB Commercial Finance, Inc., as
                                          a Lender


                                          By: /s/ WALTER CASTILLO
                                              ----------------------------------
                                          Name:  Walter Castillo
                                          Title: Vice President

                                          ALL AMERICAN SEMICONDUCTOR, INC.,
                                            a Delaware corporation


                                          By: /s/ HOWARD L. FLANDERS
                                              ----------------------------------
                                          Name: Howard L. Flanders
                                          Title:EVP & CFO
                                          HARRIS N.A., SUCCESSOR BY MERGER TO
                                          HARRIS TRUST AND SAVINGS BANK, as
                                          Administrative Agent and as a Lender


                                          By: /s/ JEAN R. ELIE
                                              ----------------------------------
                                          Name:  Jean R. Elie
                                          Title: Vice President

                                          U.S. BANK NATIONAL ASSOCIATION, as Co-
                                          Agent and as a Lender


                                          By: /s/ THOMAS VISCONTI
                                              ----------------------------------
                                          Name:  Thomas Visconti
                                          Title: Vice President

                                          GMAC COMMERCIAL FINANCE LLC, as a
                                          Lender


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------

                                          PNC BANK, NATIONAL ASSOCIATION, as a
                                          Lender


                                          By: /s/ BRUCE METTEL
                                              ----------------------------------
                                          Name: Bruce Mettel
                                          Title:  Vice President


Signature Page to Fifth Amendment to Credit Agreement (continued)

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Fifth Amendment to Credit Agreement of even date herewith (the "Amendment"), each of the undersigned hereby reaffirms its obligations under that certain Master Corporate Guaranty dated as of May 14, 2003 by it favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005, as amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2006 and as amended by that certain Fourth Amendment to Credit Agreement dated as of May 22, 2006, by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  Each of the undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.


Reaffirmation of Guaranty to Fifth Amendment to Credit Agreement

                  This Reaffirmation of Guaranty is dated as of August 14, 2006.


                               Access Micro Products, Inc.
                               All American A.V.E.D., Inc.
                               All American Added Value, Inc.
                               All American Semiconductor of Atlanta, Inc.
                               All American Semiconductor of Chicago, Inc.
                               All American Semiconductor of Florida, Inc.
                               All American Semiconductor of Huntsville, Inc. All American Semiconductor of Massachusetts, Inc. All American Semiconductor of Michigan, Inc.
                               All American Semiconductor of Minnesota, Inc.
                               All American Semiconductor of New York, Inc.
                               All American Semiconductor of Philadelphia, Inc. All American Semiconductor of Phoenix, Inc.
                               All American Semiconductor of Portland, Inc.
                               All American Semiconductor of Rockville, Inc.
                               All American Semiconductor of Salt Lake, Inc.
                               All American Semiconductor of Texas, Inc.
                               All American Semiconductor-Northern California, Inc.
                               All American Semiconductor of Washington, Inc. All American Technologies, Inc.
                               All American Transistor of California, Inc.
                               Aved Industries, Inc.
                               Palm Electronics Manufacturing Corp.
                               All American Semiconductor of Ohio, Inc.
                               All American Semiconductor of Wisconsin, Inc.
                               All American Semiconductor of Rhode Island, Inc. All American IDT, Inc.
                               AGD China, Inc.


                               Each by: /s/ HOWARD L. FLANDERS
                                        ----------------------
                               Its: EVP & CFO
                                    ---------



Signature Page to Reaffirmation of Guaranty to Fifth Amendment to Credit
Agreement

                                AMERICAPITAL, LLC

                                By: All American Semiconductor, Inc.,
                                    its sole member


                                By: /s/ HOWARD L. FLANDERS
                                    ----------------------
                                Its: EVP & CFO
                                     ---------



Signature Page to Reaffirmation of Guaranty to Fifth Amendment to Credit
Agreement

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Fifth Amendment to Credit Agreement of even date herewith (the "Amendment"), the undersigned hereby reaffirms its obligations under that certain Corporate Guaranty and Covenant dated as of May 14, 2003 by it favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005, as amended by that certain Third Amendment to Credit Agreement dated as of March 31, 2006 and as amended by that certain Fourth Amendment to Credit Agreement dated as of May 22, 2006, by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  The undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

                  This Reaffirmation of Guaranty is dated as of August 14, 2006.


                                             ALL AMERICAN SEMICONDUCTOR OF
                                             CANADA, INC.


                                             By: /s/ HOWARD L. FLANDERS
                                                 ----------------------
                                             Its: EVP & CFO
                                                  ---------


Reaffirmation of Guaranty to Fifth Amendment to Credit Agreement